                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each officer and director of Cambrex Corporation, a Delaware corporation, whose signature appears below constitutes and appoints Cyril C. Baldwin, Jr., James A. Mack, and Douglas H. MacMillan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Annual Reports on Form 10-K which said Cambrex Corporation may be required to file pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF each of the undersigned has executed this instrument as of the 28th day of January 1999.

/s/ CYRIL C. BALDWIN                                           /s/ LEON J. HENDRIX, JR.
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Cyril C. Baldwin, Jr.                                          Leon J. Hendrix, Jr.
Chairman of the Board of Directors                             Director

/s/ DOUGLAS H. MACMILLAN                                       /s/ ILAN KAUFTHAL
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Douglas H. MacMillan                                           Ilan Kaufthal
Vice President                                                 Director
Chief Financial Officer

/s/ ROSINA B. DIXON                                            /s/ WILLIAM B. KORB
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Rosina B. Dixon M.D.                                           William B. Korb
Director                                                       Director

/s/ GEORGE J.W. GOODMAN                                        /s/ ROBERT LEBUHN
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George J.W. Goodman                                            Robert LeBuhn
Director                                                       Director

/s/ ROY W. HALEY                                               /s/ JOHN R. MILLER
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Roy W. Haley                                                   John R. Miller
Director                                                       Director

/s/ KATHRYN RUDIE HARRIGAN, PHD                                /s/ DEAN P. PHYPERS
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Kathryn Rudie Harrigan, PhD                                    Dean P. Phypers
Director                                                       Director

/s/ JAMES A. MACK
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James A. Mack
President, Chief Executive Officer
Director